[LOGO] ACCESS FINANCIAL-TM-

                              [Letterhead]

                        ACCESS FINANCIAL LENDING CORP.

     The undersigned certifies that he/she is a Servicing Officer of Access Financial Lending Corp., a Delaware corporation (the "company"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period 12/01/96 to 12/31/96 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

     3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is 2.05.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January 1997.



                                       ACCESS FINANCIAL LENDING CORP.



                                       By:  /s/ Gary V. Busch
                                           ----------------------------------
                                            Name: Gary V. Busch
                                            Title: Vice President

                 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                     PASS-THROUGH CERTIFICATES, SERIES 1996-1


                           Distribution Date:  1/15/97


            Amount reimbursable to the Servicer                    15,797.95
                                                         ----------------------

SENIOR CERTIFICATES

     1 (a)  Amount Available (including Monthly
            Servicing Fee)                                      2,618,409.48
                                                         ----------------------
       (b)  Class A-6 Interest Deficiency Amount
            (if any) and Class B-1 Interest Deficiency
            Amount (if any) withdrawn for prior
            Remittance Date                                             0.00
                                                         ----------------------
       (c)  Amount Available after giving effect to
            withdrawal of Class A-6 Interest Deficiency
            Amount and Class B-1 Interest Deficiency
            Amount for prior Remittance Date                    2,618,409.48
                                                         ----------------------

Interest

     2 Aggregate Interest (total):                                653,828.27
                                                         ----------------------
       (a)  Class A-1 Remittance Rate                    6.4
                                                         ----------------------
       (b)  Class A-1 Interest                                    143,038.25
                                                         ----------------------
       (c)  Class A-2 Remittance Rate                    6.75
                                                         ----------------------
       (d)  Class A-2 Interest                                    148,275.00
                                                         ----------------------
       (e)  Class A-3 Remittance Rate                    6.975
                                                         ----------------------
       (f)  Class A-3 Interest                                    138,697.88
                                                         ----------------------
       (g)  Class A-4 Remittance Rate                    7.30
                                                         ----------------------
       (h)  Class A-4 Interest                                     73,699.58
                                                         ----------------------
       (i)  Class A-5 Remittance Rate                    7.575
                                                         ----------------------
       (j)  Class A-5 Interest                                    150,117.56
                                                         ----------------------

     3 Amount applied to:
       (a)  Unpaid Senior Interest Shortfall                            0.00
                                                         ----------------------

     4 Remaining:
       (a)  Unpaid Senior Interest Shortfall                            0.00
                                                         ----------------------

                                    Page 1


Principal                                         Count
       Prior Period Ending Scheduled Balance        5,574     157,685,093.05
                                                  -----------------------------
     5 Formula Principal Distribution Amount:
   (a) Scheduled principal                                        250,896.24
                                                         ----------------------
   (b) Principal Prepayments (PIF & Curtailments)     (37)        936,110.08
                                                  -----------------------------
   (c) Liquidated Contracts                            (7)        107,571.16
                                                  -----------------------------
   (d) Repurchases (Principal)                          0               0.00
                                                  -----------------------------
   (e) Accelerated Principal                                            0.00
                                                         ----------------------
                                                                1,294,577.48
                                                         ----------------------

     6 Pool Count/Scheduled Principal Balance       5,530     156,390,515.57
                                                         ----------------------
     7 Unpaid Senior Principal Shortfall (if any)
       following prior Remittance Date                                  0.00
                                                         ----------------------
     8 Senior Percentage for such Remittance Date
       (Until Class B Cross-Over Date, and on each
       Remittance Date thereafter unless each Class B
       Principal Distribution Test is satisfied, equals
       Senior Principal Balance divided by Pool
       Scheduled Principal Balance)                      100.00
                                                         ----------------------
     9 Senior Percentage for the following
       Remittance Date                                   100.00
                                                         ----------------------
    10 Senior principal distribution:
       (a)  Class A-1                                           1,294,577.48
                                                         ----------------------
       (b)  Class A-2                                                   0.00
                                                         ----------------------
       (c)  Class A-3                                                   0.00
                                                         ----------------------
       (d)  Class A-4                                                   0.00
                                                         ----------------------
       (e)  Class A-5                                                   0.00
                                                         ----------------------

    11 (a)  Class A-1 Ending Principal Balance                 25,525,094.33
                                                         ----------------------
       (b)  Class A-2 Ending Principal Balance                 26,360,000.00
                                                         ----------------------
       (c)  Class A-3 Ending Principal Balance                 23,862,000.00
                                                         ----------------------
       (d)  Class A-4 Ending Principal Balance                 12,115,000.00
                                                         ----------------------
       (e)  Class A-5 Ending Principal Balance                 23,781,000.00
                                                         ----------------------

    12 Unpaid Senior Principal Shortfall (if any)
       following current Remittance Date                                0.00
                                                         ----------------------


CLASS A-6 CERTIFICATES
     13 Class A-6 Amount Available                                   670,003.73
                                                                 --------------

Interest

     14 Aggregate Interest
        (a)  Class A-6 Remittance Rate (      %
             Unless Weighted Average Contract
             Rate is below     %)                                7.975
                                                                 --------------
        (b)  Class A-6 Interest                                       84,827.42
                                                                 --------------
     15 Amount applied to Unpaid Class A-6
        Interest Shortfall                                                 0.00
                                                                 --------------
     16 Amount applied to Class A-6 Interest
        Deficiency Amount                                                  0.00
                                                                 --------------
     17 Remaining unpaid Class A-6 Interest
        Deficiency Amount                                                  0.00
                                                                 --------------
     18 Remaining Unpaid Class A-6 Interest
        Shortfall                                                          0.00
                                                                 --------------
Principal

     19 Formula Principal Distribution Amount (total):                     0.00
                                                                 --------------
        (a)  Scheduled principal                                           0.00
                                                                 --------------
        (b)  Principal Prepayments                                         0.00
                                                                 --------------
        (c)  Liquidated Contracts                                          0.00
                                                                 --------------
        (d)  Repurchases                                                   0.00
                                                                 --------------
        (e)  Accelerated Principal                                         0.00
                                                                 --------------
     20 Pool Scheduled Principal Balance                         156,390,515.57
                                                                 --------------
     21 Class A-6 Percentage after prior
        Remittance Date                                          0.00
                                                                 --------------
     22 Class A-6 Percentage for such Remittance
        Date                                                     0.00
                                                                 --------------
     23 Class A-6 Percentage for the following
        Remittance Date                                          0.00
                                                                 --------------
     24 Class A-6 principal distribution:
        (a)  Class A-6 (current)                                           0.00
                                                                 --------------
        (b)  Unpaid Class A-6 Principal Shortfall
             (if any) following prior Remittance Date                      0.00
                                                                 --------------
     25 Unpaid Class A-6 Principal Shortfall (if any)
        following current Remittance Date                                  0.00
                                                                 --------------
        Class A-6 Principal Balance                               12,764,000.00
                                                                 --------------
Class B Principal Distribution Tests (tests must be
satisfied on or after the Remittance Date occurring
in June 1999)                                                               n/a
                                                                 --------------


     26 Average Sixty-Day Delinquency Ratio Test
        (a)  Sixty-Day Delinquency Ratio for
             current Remittance Date                                          7.57%
                                                                      -------------
        (b)  Average Sixty-Day Delinquency Ratio
             (arithmetic average of ratios for this month
             and two preceding months; may not
             exceed 5%) re: Class B Prin. Distri Test                         6.38%
                                                                      -------------
     27 Average Thirty-Day Delinquency Ratio Test
        (a)  Thirty-Day Delinquency Ratio for
             current Remittance Date                                         14.86%
                                                                      -------------
        (b)  Average Thirty-Day Delinquency Ratio
             (arithmetic average of ratios for this month
             and two preceding months; may not
             exceed 7*%) re: Class B Prin. Distri. Test                      13.01%
                                                                      -------------
     28 Cumulative Realized Losses Test
        (a)  Cumulative Realized Losses for current
             Remittance Date (as a percentage of Cut-off
             Date Pool Principal Balance; may not exceed
             7% from June 1, 2000 to May 31, 2001, 8% from
             June 1, 2001 to May 31, 2002, 9% from June 1, 2002
             and thereafter)                                                  0.13%
                                                                      -------------
                                                                         210,259.64
                                                                      -------------
     29 Current Realized Losses Test
        (a)  Current Realized Losses for current
             Remittance Date                                              52,760.02
                                                                      -------------
        (b)  Current Realized Loss Ratio (total Realized Losses
             during the 12 immediately preceding  Collection
             Period, divided by the arithmetic average of Pool
             Scheduled Balances as of the preceding Collection
             Period and the Pool Scheduled Balance as of the last
             day of the immediately preceding Collection Period;
             may not exceed 2.75%)                                            0.13%
                                                                      -------------
     30 Class B Principal Balance Test
        (a)  Class B Principal Balance will be considered
             satisfied for any Remittance Date, that the sum
             of the Class B Principal Balance and the
             Overcollateralization Amount as of such Remittance
             Date, before giving effect to distributions on such
             Remittance Date, is greater than or equal to
             $3,239,614.                                              31,983,421.24
                                                                      -------------

                                             Page 4

CLASS B-1 CERTIFICATES

     31 Amount Available less the Senior Distribution
        Amount and Class A-6 Distribution Amount                               585,176.31
                                                                             -------------
Interest

     32 Class B-1 Remittance Rate                                            8.040
                                                                             -------------
     33 Class B-1 Interest                                                      117,591.70
                                                                             -------------
     34 Current Interest                                                        117,591.70
                                                                             -------------
     35 Amount applied to Unpaid Class B-1 Interest Shortfall                         0.00
                                                                             -------------
     36 Amount applied to Class B-1 Interest Deficiency Amount                        0.00
                                                                             -------------
     37 Remaining unpaid Class B-1 Interest Deficiency Amount                         0.00
                                                                             -------------
     38 Remaining Unpaid Class B-1 Interest Shortfall                                 0.00
                                                                             -------------
Principal

     39 Unpaid Class B-1 Principal Shortfall (if any) following
        prior Remittance Date                                                0.00
                                                                             -------------
     40 (a)  Class B Percentage for such Remittance Date
             (until Class B Cross-over Date, and on each
             Remittance Date thereafter unless each
             Class B Principal Distribution Test is satisfied,
             equals zero. Thereafter, if each Class B Principal
             Distribution Test is satisfied, equals 100% minus
             Senior Percentage)                                              0.00
                                                                             -------------
        (b)  Class B Percentage for the following Remittance Date            0.00
                                                                             -------------
     41 Current Principal (Class B Percentage of Formula Principal
        Distribution Amount)                                                          0.00
                                                                             -------------
     42 (a)  Class B-1 Principal Shortfall                                            0.00
                                                                             -------------
        (b)  Unpaid Class B-1 Principal Shortfall                                     0.00
                                                                             -------------
     43 Class B Principal Balance                                            27,124,000.00
                                                                             -------------
     44 Class B-1 Principal Balance                                          17,551,000.00
                                                                             -------------

                                            Page 5

CLASS B-2 CERTIFICATES
    45 Remaining Amount Available                                467,584.61
                                                         ---------------------

Interest

    46 Class B-2 Remittance Rate (   %, unless
       Weighted Average Contract Rate is less than   %)  10.125
                                                         ---------------------
    47 Class B-2 Interest                                         80,772.19
                                                         ---------------------
    48 Current Interest                                           80,772.19
                                                         ---------------------
    49 Amount applied to Unpaid Class B-2 Interest
       Shortfall                                                       0.00
                                                         ---------------------
    50 Remaining Unpaid Class B-2 Interest Shortfall                   0.00
                                                         ---------------------

Principal

    51 Unpaid Class B-2 Principal Shortfall (if any)
       following prior Remittance Date                                 0.00
                                                         ---------------------
    52 Class B-2 Principal Liquidation Loss
       Amount                                                          0.00
                                                         ---------------------
    53 Current principal (zero until Class B-1 paid
       down; thereafter, Class B Percentage of
       Formula Principal Distribution Amount)                          0.00
                                                         ---------------------
    54 Class B-2 Principal Balance                             9,573,000.00
                                                         ---------------------

SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of "month-end".

    56 30-59 days                                             11,400,063.49
                                                         ---------------------
    57 60 days or more                                        11,837,898.87
                                                         ---------------------
    58 Manufactured Homes repossessed                                    24
                                                         ---------------------
    59 Manufactured Homes repossessed but
       remaining in inventory                                            83
                                                         ---------------------
    60 Weighted Average Contract Rate of all
       outstanding Contracts (Note: Does not include
       servicing fee.)                                   9.4440236818
                                                         ---------------------

                                   Page 6


RESIDUAL CERTIFICATES

    61
   (a) Monthly Servicing Fee (deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company is not
       the Servicer; deducted from funds remaining
       after payment of Senior Distribution Amount,
       Class A-6 Distribution Amount, Class B-1
       Distribution Amount, and Class B-2
       Distribution Amount, if the Company is
       the Servicer)                                             131,404.24
                                                         ---------------------
   (b) Monthly interest on certificate account:                    3,651.90
                                                         ---------------------

CLASS A-6, CLASS B-1, AND CLASS B-2 CERTIFICATES

    62 Class A-4 Interest Deficiency on such
       Remittance Date                                                 0.00
                                                         ---------------------
    63 Class B-1 Interest Deficiency on such
       Remittance Date                                                 0.00
                                                         ---------------------
    64 Class B-2 Interest Deficiency on such
       Remittance Date                                                 0.00
                                                         ---------------------

REPOSSESSED CONTRACTS

    65 Repossessed Contracts                                     612,027.70
                                                         ---------------------
    66 Repossessed Contracts Remaining in Inventory            2,044,295.13
                                                         ---------------------

ACCELERATED PRINCIPAL CALCULATION

    67 Remaining Amount Available                                251,756.28
                                                         ---------------------
    68 Accelerated Principal                                           0.00
                                                         ---------------------

RESIDUAL CERTIFICATES

    69 Class "C" Distribution Amount (The lessor of the
       amount available or the excess, if, any, 1/12
       Weighted Net Contract Rate at beginning x pool
       scheduled balance at beginning MINUS the
       Certificate Interest [A-1 to B-2] Distribution
       Amount for date.)                                         251,756.28
                                                         ---------------------
    70 Release Amount (if B-2 is zero)                                 0.00
                                                         ---------------------
    71 Reimburse Residual Certificate Holder per
       Section 10.06 (REMIC Tax Matters)                               0.00
                                                         ---------------------
    72 Remaining to Residual Holder                                    0.00
                                                         ---------------------

Please contact the Bondholder Relations Department of the Bank of New York at
(212) 815-2793 with any questions regarding this Statement on your Distribution.

                                   Page 7